Exhibit 10.1
AGILETHOUGHT, INC.

November 18, 2022

BANCO NACIONAL DE MÉXICO, S.A.,
INTEGRANTE DEL GRUPO FINANCIERO BANAMEX,
DIVISIÓN FIDUCIARIA,
COMO FIDUCIARIO DEL FIDEICOMISO IRREVOCABLE F/17937-8

BANCO NACIONAL DE MÉXICO, S.A.,
MEMBER OF GRUPO FINANCIERO BANAMEX,
DIVISIÓN FIDUCIARIA,
IN ITS CAPACITY AS TRUSTEE OF THE TRUST NO. F/17938-6

Re:    Applicable Price

Ladies and Gentlemen:

    Reference is made to that that certain Credit Agreement, dated as of November 22, 2021 (as amended the “Credit Agreement”), by and among AGILETHOUGHT, INC., a Delaware corporation (“Ultimate Holdings”) and AGILETHOUGHT MEXICO, S.A. DE C.V., a sociedad anónima de capital variable incorporated and existing under the laws of Mexico (“AgileThought Mexico” and together with Ultimate Holdings, each a “Borrower” and collectively, the “Borrowers”), AN GLOBAL LLC, a Delaware limited liability company (“Intermediate Holdings”, and together with Ultimate Holdings, the “Holding Companies”), the other Loan Parties party hereto, the lenders party hereto (together with their respective successors and assigns, the “Lenders”), GLAS USA LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), and GLAS AMERICAS LLC, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent,” and together with the Administrative Agent, the “Agents” and each, an “Agent”), pursuant to which BANCO NACIONAL DE MÉXICO, S.A., INTEGRANTE DEL GRUPO FINANCIERO BANAMEX, DIVISIÓN FIDUCIARIA, COMO FIDUCIARIO DEL FIDEICOMISO IRREVOCABLE F/17937-8 a trust organized under the laws of Mexico and BANCO NACIONAL DE MÉXICO, S.A., MEMBER OF GRUPO FINANCIERO BANAMEX, DIVISIÓN FIDUCIARIA, IN ITS CAPACITY AS TRUSTEE OF THE TRUST NO. F/17938-6 a trust organized under the laws of Mexico are the Tranche A-1 Lender and Tranche A-2 Lender, respectively. Capitalized terms not defined herein shall have the meaning set forth in the Agreement.

1.Change to definition of “Applicable Price.” Pursuant the definition of “Applicable Price” in Section 18.13 of the Credit Agreement, a Converting Lender and Ultimate Holdings may agree in writing to use any Applicable Price with respect to any Conversion by such Converting Lender, subject to compliance with any Requirement of Law, including the rules and regulations of the Applicable Exchange. In consideration of the matters set forth in the Credit Agreement and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

a.With respect to any Conversion by the undersigned Lenders, if and when such Lender becomes a Converting Lender, the undersigned agrees that the definition of “Applicable Price” in Section 18.13 of the Credit Agreement is hereby deleted with respect to the undersigned Lenders and replaced with the following:

“Applicable Price” means, with respect to an Applicable Conversion Date, the consolidated closing bid price of one share of Common Stock as of 4:00 p.m., New York City time, on the Trading Day immediately preceding the Applicable Conversion Date, as provided by the Nasdaq representative for Ultimate Holdings at the Nasdaq Market
750814251

Intelligence Desk (or such similar definition of the Applicable Exchange), subject to a floor of U.S.$4.64; and provided further that notwithstanding anything to the contrary, a Converting Lender and Ultimate Holdings may agree in writing to use any Applicable Price with respect to any Conversion by such Converting Lender, subject to compliance with any Requirement of Law, including the rules and regulations of the Applicable Exchange. Following any Merger Event pursuant to which the Outstanding Obligations become convertible into Reference Property, the Applicable Price will be with respect to one unit of Reference Property.

b.Nothing contained herein shall be deemed to be an election by the undersigned Lenders to convert all or any portion of the Outstanding Obligations due to such Lender into Conversion Payment Shares.

2.Relationship to Credit Agreement.    On and after the date of this Letter Agreement, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” or “herein” shall mean and be a reference to the Credit Agreement as modified by this Letter Agreement. The Credit Agreement, as amended by this Letter Agreement, shall remain in full force and effect and is hereby ratified and confirmed.

3.Governing Law. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

4.Execution in Counterparts. This Letter Agreement may be executed in counterparts, each of which for all purposes shall be deemed an original, and all of which collectively constitute one agreement. Any signature delivered by facsimile or email transmission shall be deemed to be an original signature hereto.

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Very truly yours,

AGILETHOUGHT, INC.

By: /s/ Manuel Senderos
Name: Manuel Senderos
Title: Chairman & CEO

Agreed and accepted:

BANCO NACIONAL DE MÉXICO, S.A.,
INTEGRANTE DEL GRUPO FINANCIERO BANAMEX,
DIVISIÓN FIDUCIARIA,
COMO FIDUCIARIO DEL FIDEICOMISO IRREVOCABLE F/17937-8

By: /s/ Manuel Ramos
Name: Manuel Ramos
Title: Attorney in fact

By: /s/ Andres Borrego
Name: Andres Borrego
Title: Attorney in fact

BANCO NACIONAL DE MÉXICO, S.A.,
MEMBER OF GRUPO FINANCIERO BANAMEX,
DIVISIÓN FIDUCIARIA,
IN ITS CAPACITY AS TRUSTEE OF THE TRUST NO. F/17938-6

By: /s/ Manuel Ramos
Name: Manuel Ramos
Title: Attorney in fact

By: /s/ Andres Borrego
Name: Andres Borrego
Title: Attorney in fact
[Signature page to Letter Agreement]